SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 21, 2005
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                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
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(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

Item 7.01   Regulation FD Disclosure

The information in this Current Report on Form 8-K, including the exhibits, is being furnished, not filed, under Items 2.02 and 7.01.

On April 21, 2005, American Electric Power Company, Inc. issued a public announcement, which is attached as Exhibit 99.1 hereto and incorporated herein by reference. AEP's press release contains non-GAAP financial measures. AEP's management believes that the Company's ongoing earnings, or GAAP earnings adjusted for certain items as described in the press release, provide a more meaningful representation of the Company's performance. AEP uses ongoing earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The Company also uses ongoing earnings data internally to measure performance against budget and to report to AEP's board of directors.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

Exhibit 99.1      Press Release dated April 21, 2005

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.

                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


April 21, 2005

                                  EXHIBIT INDEX


Exhibit No.                   Description

99.1              Press Release dated April 21, 2005

                                                                  Exhibit 99.1



MEDIA CONTACT:                               ANALYSTS CONTACT:
Pat D. Hemlepp                               Julie Sloat
Director, Corporate Media Relations          Vice President, Investor Relations
614/716-1620                                 614/716-2885


FOR IMMEDIATE RELEASE


AEP EXPECTS FIRST-QUARTER EPS OF APPROXIMATELY $0.90 GAAP, $0.88 ONGOING

COLUMBUS, Ohio, April 21, 2005 - American Electric Power (NYSE: AEP) today said that it expects first-quarter 2005 earnings, prepared in accordance with Generally Accepted Accounting Principles (GAAP), of approximately $0.90 per share and first-quarter 2005 ongoing earnings (earnings excluding special items) of approximately $0.88 per share. First-quarter 2004 GAAP earnings were $0.71 per share and first-quarter 2004 ongoing earnings were $0.73 per share.

      Key factors in first-quarter 2005 GAAP and ongoing earnings improvement were the positive impacts of multi-year earnings sharing and a settlement of past outstanding contract issues related to AEP's sale of two Texas retail electricity providers to Centrica in 2002, and recoverable costs allowed by the Ohio rate stabilization plans.

      As part of the sale of the Texas retail electricity providers to Centrica, AEP was to participate in future Texas retail market development through a multi-year earnings-sharing mechanism. AEP received a $70 million payment in March from Centrica for earnings sharing, which increased first-quarter 2005 net ongoing earnings $0.11 per share. AEP expects to recognize additional earnings-sharing payments in 2006 and 2007 as amounts are computed, agreed to by AEP and Centrica, and payments are received.

      The Ohio rate stabilization plans, which were approved in January by the Public Utilities Commission of Ohio, allowed AEP to recover certain regional transmission organization and environmental costs incurred through 2005 that will be collected from customers in 2006 through 2008. In January 2005, AEP recognized $29 million pre-tax related to 2004 and recognized $7 million pre-tax for first-quarter 2005, which contributed $0.06 per share to first-quarter earnings.

      First-quarter 2005 GAAP earnings are expected to be $0.02 per share higher than ongoing earnings. A primary factor in the difference between GAAP and ongoing earnings was an additional $45 million payment from Centrica for prior period earnings sharing and the settlement of other past outstanding contract issues, which increased first-quarter net GAAP earnings by an additional $0.07 a share. That Centrica payment was partially offset by a $27 million or $0.05 per share, unfavorable adjustment of a prior period calculation of carrying costs on Texas stranded costs.

      AEP reaffirmed its previous ongoing earnings guidance range for 2005 of between $2.30 and $2.50 per share. Portions of the first-quarter favorable items had been included in the 2005 ongoing guidance calculation. The company is not revising its ongoing guidance range at this time because of the uncertainties related to multiple regulatory processes, the contribution of the upcoming summer cooling season and other factors that contribute to the guidance range. In providing ongoing earnings guidance, there could be differences between 2005 ongoing earnings and 2005 GAAP earnings for matters such as, but not limited to, divestitures or changes in accounting principles. AEP management is not able to estimate the impact, if any, on GAAP earnings of these items. Therefore, AEP is not able at this time to provide a corresponding GAAP equivalent for 2005 earnings guidance.

      American Electric Power has scheduled a conference call for 9 a.m. EDT on Thursday, April 28, to discuss the company's first-quarter 2005 earnings announcement with financial analysts. The call will broadcast live over the Internet at http://www.aep.com/go/webcasts. The webcast will include audio of the conference call as well as visuals of charts and graphics referred to by AEP management during the call. The call will be archived on http://www.aep.com/go/ webcasts for use by those unable to listen during the live webcast. Minimum requirements to listen to broadcast: The Windows Media Player software, free from http://windowsmedia.com/download, and at least a 56Kbps connection to the Internet.

      American Electric Power owns more than 36,000 megawatts of generating capacity in the United States and is the nation's largest electricity generator. AEP is also one of the largest electric utilities in the United States, with more than 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.
                                            ---
These reports made by AEP and its registrant subsidiaries contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions; available sources and costs of fuels; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; new legislation and government regulation including requirements for reduced emissions of sulfur, nitrogen, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to reduce its operation and maintenance costs; the success of disposing of investments that no longer match AEP's corporate profile; AEP's ability to sell assets at attractive prices and on other attractive terms; international and country-specific developments affecting foreign investments including the disposition of any current foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including the establishment of a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension plan; prices for power that AEP generates and sells at wholesale; and changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.